--------------------------------------------------------------------------------

                                      The
                                  Southeastern
                                     Thrift
                                    and Bank
                                   Fund, Inc.

                                 Annual Report

                               December 31, 1998

                       -----------------------------------

                                   DIRECTORS
                               Franklin C. Golden
                               Robert G. Freedman
                              Fred G. Steingraber
                                Donald R. Tomlin
                                H. Hall Ware III

                                    OFFICERS
                               Franklin C. Golden
                                   President
                                Robert E. Gramer
                                   Treasurer
                                James K. Schmidt
                                 Vice President
                                Reinaldo Pascual
                                   Secretary

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                           CUSTODIAN, TRANSFER AGENT,
                         DISTRIBUTION DISBURSING AGENT
                                 AND REGISTRAR
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                 LEGAL COUNSEL
                           Kilpatrick & Stockton LLP
                             1100 Peachtree Street
                           Atlanta, Georgia 30309-4530

                              INDEPENDENT AUDITORS
                             Deloitte & Touche llp
                               125 Summer Street
                        Boston, Massachusetts 02110-1617



                           Listed NASDAQ Symbol: STBF
                           For Shareholder Assistance
                                Refer to Page 17
                      -------------------------------------


===============================PRESIDENT'S MESSAGE==============================

DEAR FELLOW SHAREHOLDERS:

         Nineteen ninety-eight was a dramatic year for the stock market, which posted its record fourth year of double-digit gains. But the market experienced major shocks along the way, buffeted by spreading global economic turmoil and bolstered by three interest-rate cuts by the Federal Reserve Board.

         After turning in a stellar performance in 1997, bank stocks lagged the market in 1998, punished by concerns over their exposure to struggling emerging markets and failing hedge funds. Even regional banks with no overseas connections were dragged down. This phenomenon, combined with a dramatic lag by small- and medium-sized stocks, caused the Fund to lose a bit of ground in 1998, returning -5.23% at net asset value for the year. This result was in stark contrast to 1997's amazing 65% net asset value return, which we had not expected to duplicate.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Franklin C. Golden, President, flush right next to second paragraph.]
--------------------------------------------------------------------------------

         Although we are disappointed with 1998's performance, we remain optimistic about the Fund's prospects. Industry consolidation is still a very real and enduring force, albeit one that is subject to the market's moves. Furthermore, with interest rates low and the economy still growing, even if at a slower pace, we look forward to a new year.

         As we begin 1999, the dawning of a new millennium draws ever closer. While people around the world get ready to celebrate, businesses remain focused on making sure their computer programs will be able to recognize the Year 2000 (and not mistake it for 1900).

         John Hancock Advisers, Inc., the Fund's investment adviser and administrator, has been working to ensure that all of its systems are millennium-bug free. The Adviser has created a company-wide program to evaluate all computer applications and to modify or replace those that need to be changed. It is also working with its outside suppliers and business partners to make sure that their services will be Year 2000 compliant as well.

         The Adviser has made Year 2000 compliance a top priority. Even with the steps they are taking, there is some risk that these problems could disrupt the Fund's operations or financial markets generally. John Hancock Advisers' Year 2000 team remains on the job making sure that the transition to the new millennium happens as smoothly as possible. We, your Board of Directors, will continue to monitor these events as the year progresses.

Very truly yours,


/s/Franklin C. Golden
---------------------
Franklin C. Golden, President of The Southeastern Thrift and Bank Fund, Inc.

================================================================================

        By James K. Schmidt, CFA, Portfolio Management Team Leader, and
             Thomas Finucane and Thomas Goggins, Portfolio Managers

                                The Southeastern
                           Thrift and Bank Fund, Inc.

               Bank stocks lag the market in a year of volatility

U.S. financial markets went on a wild ride in 1998. For the year ended December 31, 1998, the Standard & Poor's 500 Stock Index produced a total return of 29%, including reinvested dividends. However, there was enormous volatility within the year. After advancing by15% through July, the market hit a large pocket of turbulence and lost all of this gain and then some through September. Overseas traumas, a slowdown in the U.S. economy and questions about the ultimate driver of stocks, corporate profits, all hit at once. After being one of the leaders last year, banks and other financial stocks were particularly hard hit in the summer sell-off, due to concerns over the potential impact on bank earnings of the economic turmoil in the Far East and Russia. The decline in bank stocks was indiscriminate, hurting many regional banks with no exposure to overseas lending.

         Late in the year, the market staged an amazing rebound as the result of three interest-rate cuts by the Federal Reserve Board and generally favorable earnings reports. In 1998, there was an extraordinary tendency for larger companies to outperform smaller ones, as evidenced by the 2% decline in the Russell 2000 Index -- a measure of small stock performance -- in the same year.

Performance review
In this environment, The Southeastern Thrift and Bank Fund, Inc. had a difficult year. Indeed, after producing a remarkable return of 65% at net asset value in 1997, the Fund lost some ground during 1998. For the year ended December 31, 1998, the Fund posted a total return of -5.23% at net asset value. That compared to the 6.92% return of the average open-end financial services fund, according to Lipper Analytical Services, Inc.

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of The Southeastern Thrift and Bank Fund, Inc. Caption below reads "Fund management team members (l-r):
"Jay McKelvey, Tom Goggins and Tom Finucane. Seated (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet."]
--------------------------------------------------------------------------------

"Overseas traumas, a slowdown in the U.S. economy and questions about... corporate profits..."

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.

"The number of consolidation deals abated this year..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Common Stock Holdings." The first listing is CCB Financial Corp. 5.0%, the second is BB&T Corp. 4.7%, the third Regions Financial Corp. 4.5%, the SouthTrust Corp. 4.3% and the fifth Centura Banks, Inc. 3.9%. A note below the table reads "As a percentage of net assets on October 31, 1998."]
--------------------------------------------------------------------------------

         In addition to overseas turmoil, the Fund was hampered by its significant weighting in small- and mid-capitalization banks and thrifts. In part, they suffered from the "small stock effect" (as exemplified by the Russell 2000 return discussed above), which has taken its toll among smaller issues in almost all industries. Merger activity was also much less this year than last in the group of banks that the Fund targets. Many regional bank stocks also took a breather this year after advancing in late 1997 to what, in retrospect, seems to have been an overvalued price level. The late summer sell-off brought them once again to attractive levels of valuation.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Premier Bancshares followed by an up arrow with the phrase "Georgia supercommunity bank bucks trend and soars." The second listing is Regions Financial Corp. followed by a sideways arrow with the phrase "Market awaits outcome of several recent mergers." The third listing is Colonial BancGroup followed by a down arrow with the phrase "Company fails to manage rate risk at mortgage unit." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

Consolidation  ebbs and flows
During the year, five of the Fund's holdings announced mergers. The number of consolidation deals abated this year, in line with the sell-off in bank stocks. In times of market volatility, it is much harder for buyer and seller to set an agreeable exchange ratio. We believe that the uncertainty created by fluctuations in the market caused a postponement of several merger discussions. Nevertheless, some of the Fund's important regional franchises were scooped up in the second half of the year for hefty premiums, including Crestar Financial Corp. (by SunTrust). Bank consolidation will wax and wane with the vagaries of the market, but we continue to believe that the enduring reason for mergers - excess capacity in the U.S. banking system - remains and will serve as a catalyst for this process well into the 21st century.

Earnings in abundance at the regionals
Headlines in the fall were chock full of the travails of the large money-center banks: lending miscues to hedge funds, trading losses in emerging markets and revenue shortfalls in investment banking. Although these risks are not insignificant to these banks, the companies do have other domestic engines to power their earnings. Note that well under 5% of the Fund's net assets are invested in companies with material overseas businesses. Despite the machinations of the market, the earnings environment for most regional banks has been steady. In third-quarter results, the median bank owned by the Fund posted 11% earnings growth over the third quarter of 1997 and 3% growth when compared to the second quarter of 1998.

         Investor interest in bank stocks in the fourth quarter of 1998 was rekindled by recent cuts in interest rates by the Federal Reserve. While we welcome the advance in share prices, we continue to believe that most investors overestimate the impact of changes in interest rates on bank earnings. If anything, we think net interest margins at most commercial banks will decline somewhat if rates move lower because the rates paid on many of the savings deposit products are already so paltry it will be difficult to move them still lower. The savings and loans will fare a little better because the restoration of some slope to the yield curve (the difference between short- and longer-term interest rates) within the first year will improve the spreads on adjustable-rate mortgages.

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1998." The chart is scaled in increments of 2% with -6% at the bottom and 8% at the top. The first bar represents the -5.23% Total return for The Southeastern Thrift and Bank Fund, Inc. The second bar represents the 6.92% total return for Average open-end financial services fund. A note below the chart reads "The total return for The Southeastern Thrift and Bank Fund, Inc. is at net asset value with all distributions reinvested. The average open-end financial services fund is tracked by Lipper Analytical Services, Inc."]
--------------------------------------------------------------------------------

         In general, we think our holdings will show average earnings-per-share gains of about 8% next year, as the positive impact of share buybacks will mitigate some loss in net interest margins. This profit forecast reflects our belief that the U.S. economy will continue to grow in 1999, albeit at a 1.5 % to 2% rate that would represent a noticeable slowdown from this year. Asset quality remains as one of the bright spots in the earnings equation, as most of our holdings report non-performing assets to be stable and amounting to less than 1% of their balance sheets.

         Although we do not anticipate a recession in 1999, we should not rule out the possibility, as the impact of turmoil in the capital markets and the deterioration of some of the emerging-market economies is difficult to quantify. Fortunately, we feel that the banking industry is far better equipped to deal with an economic downturn now as opposed to 1989, when the economy last swooned. What hurt the banks in the last recession was their lending heavily against inflated commercial real estate values. Recent bank loan growth has been diversified across all sectors of their portfolios, backed more by sustainable cash flows than by inflated collateral. More importantly, the levels of profitability, capital and loss reserves are almost twice what they were in 1989, mitigating the impact of rising problem loans on bank earnings. Importantly, consolidation has reduced the number of banks by over 30% since the late 1980s. This has alleviated over-zealous competition and should lead to far less stress on the system should trouble start brewing.

Fund composition and activity
Our focus remains on banks and thrifts in the Southeast with solid fundamentals and selling at below-average valuation levels, although we have built positions in other regions as well.

         Throughout 1998, we pruned back positions in larger-capitalization stocks which had run up and/or had become outsized positions in the Fund, such as First Union and BB&T. As always, we also reduced our stake in banks whose earnings fundamentals became suspect to us, including Union Planters and Mercantile Bancorp. Proceeds from these sales became easier to deploy in the third quarter when the decline in the prices of many banks and thrifts created opportunities. Many mid-sized regional banks in the $10 billion to $30 billion asset range were then selling at the same or lower price-earnings multiples as the larger "superregional" banks that they may eventually be acquired by -- an anomaly that had not occurred in several years. Interestingly, these banks tend to have no credit exposure to emerging markets or to hedge funds, yet their stock prices behaved as if they did. Names of this ilk in which the Fund increased its positions include: First Tennessee National Corp., Centura Banks, Cullen/Frost Bankers, Inc. and BancorpSouth.

"Asset quality remains as one of the bright spots in the earnings equation..."

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.

"...the underperformance has created an oportunity."

A word about the Year 2000

The much-heralded Year 2000 (Y2K) issue stems from computer software using a two-digit format, as opposed to four, to indicate the year. Without modification, computers may not be able to interpret dates beyond 12/31/99, resulting in miscalculations or other disruptive errors. Y2K readiness is a serious issue for banks and thrifts, including those in our Fund, and it's one factor we consider in our security analysis. In comparison to other sectors, we believe financial institutions are well prepared to resolve the Y2K issue, as bank regulators have required remediation efforts for the past two years.

A look ahead

While we are disappointed in the failure of stock prices of banks and thrifts to perform as well as the market this year, we believe the underperformance has created an opportunity. The relative price-earnings multiple between the banking institutions and the S&P 500 is now 60%, below its long-term average of 70%, even though we expect earnings growth for most banks to exceed that of the market in 1999. We think the undervaluation is particularly pronounced in some of the smaller banks, as the market has overwhelmingly favored large companies over small in the last two years, regardless of the industry. Our investment strategy is driven to a considerable extent by our expectation of substantial consolidation among banks over the next decade. Although this activity slowed this year, we believe that the trend toward fewer banks in the country is solidly in place and inevitable. This should continue to work in the favor of the Fund and its shareholders.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

==============================FINANCIAL STATEMENTS==============================

                  The Southeastern Thrift and Bank Fund, Inc.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1998. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------
Assets:
 Investments at value - Notes A & C:
  Common stocks  (cost - $38,700,039) .........................     $95,245,305
  Short-term investments (cost - $27,756) .....................          27,756
  Joint repurchase agreement (cost - $798,000) ................         798,000
                                                                    -----------
                                                                     96,071,061
Cash ..........................................................             193
Receivable for investments sold ...............................          96,754
Interest receivable ...........................................             483
Dividends receivable ..........................................         244,115
                                                                    -----------
                        Total Assets ..........................      96,412,606
                        -------------------------------------------------------

Liabilities:
 Dividend payable ..............................................        525,039
 Payable for investments purchased .............................        200,031
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ......................................         59,459
 Accounts payable and accrued expenses .........................         60,369
                                                                    -----------
                        Total Liabilities ......................        844,898
                        -------------------------------------------------------

Net Assets:
 Capital paid-in ...............................................     37,213,160
 Accumulated net realized gain on investments ..................      1,728,903
 Net unrealized appreciation of investments ....................     56,545,266
 Undistributed net investment income ...........................         80,379
                                                                    -----------
                        Net Assets .............................    $95,567,708
                        =======================================================

Net Asset Value Per Share:
 (Based on 3,986,504 shares outstanding - 50 million
  shares authorized with $0.001 per share par value) ...........         $23.97
 ===============================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
 Dividends .....................................................     $2,047,274
 Interest ......................................................        303,760
                                                                   ------------
                                                                      2,351,034
                                                                   ------------
Expenses:
 Investment advisory fee - Note B ..............................        695,945
 Administration fee - Note B ...................................        160,602
 Custodian fee .................................................         50,248
 Directors' fees ...............................................         47,874
 Auditing fee ..................................................         33,650
 Miscellaneous .................................................         21,659
 Legal fees ....................................................         11,801
 Printing ......................................................         11,012
 Transfer agent fee ............................................          9,377
                                                                   ------------
                        Total Expenses .........................      1,042,168
                        -------------------------------------------------------

                        Net Investment Income ..................      1,308,866
                        -------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold .........................      9,550,161
 Change in net unrealized appreciation/depreciation
  of investments ...............................................    (17,458,922)
                                                                   ------------
                        Net Realized and Unrealized
                        Loss on Investments ....................     (7,908,761)
                        -------------------------------------------------------

                        Net Decrease in Net Assets
                        Resulting from Operations ..............    ($6,599,895)
                        ========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  The Southeastern Thrift and Bank Fund, Inc.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                                       -------------------------
                                                           1997         1998
                                                       -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ..............................  $1,258,743    $1,308,866
 Net realized gain on investments sold...............   4,881,075     9,550,161
 Change in net unrealized appreciation/depreciation
 of investments .....................................  36,446,630   (17,458,922)
                                                       ----------   -----------
    Net Increase (Decrease) in Net Assets Resulting
    from Operations..................................  42,586,448    (6,599,895)
                                                       ----------   -----------
Distributions to Shareholders:
 Dividends from net investment income
 ($0.3100 and $0.3200 per share, respectively).......  (1,235,340)   (1,275,681)
 Distributions from capital gains ($0.0275 and
 $1.9622 per share, respectively)....................    (109,280)   (7,822,359)
                                                       ----------    ----------
     Total Distributions to Shareholders.............  (1,344,620)   (9,098,040)
                                                       ----------    ----------
From Common Share Transactions - Net:*...............      43,502         --
                                                       ----------    ----------
Net Assets:
 Beginning of period.................................  69,980,313   111,265,643
                                                       ----------   -----------
 End of period (including undistributed net
 investment income of $48,295 and
 $80,379, respectively)..............................$111,265,643   $95,567,708
                                                     ============   ============

* Analysis of Common Share Transactions:



                                                                                           YEAR ENDED DECEMBER 31,
                                                                         --------------------------------------------------------
                                                                                    1997                          1998
                                                                         --------------------------       -----------------------
                                                                           SHARES          AMOUNT         SHARES         AMOUNT
                                                                         -----------     ----------       --------     ----------
Shares outstanding, beginning of period.............................     3,984,966      $32,397,863     3,986,504     $37,213,160
Shares issued to shareholders in reinvestment of distributions......         1,538           43,502         --             --
Reclassification of accumulated net realized gain on
 investments - Note E...............................................          --                 86         --             --
Reclassification of net long-term capital gains (net of
 federal income taxes of $2,569,382 and none,
 respectively) - Note A ............................................          --          4,771,709         --             --
                                                                         ---------      -----------     ---------     -----------
Shares outstanding,  end of period..................................     3,986,504      $37,213,160     3,986,504     $37,213,160
                                                                         =========      ===========     =========     ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  The Southeastern Thrift and Bank Fund, Inc.

Financial Highlights
Selected data for each share of common stock outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                               FISCAL
                                                                 YEAR ENDED  PERIOD ENDED
                                                                   JUNE 30,  DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                                                                          ------------------------------------------
                                                                   1994(1)   1994(1,2)    1995(1)       1996       1997      1998
                                                                   -------   ---------    -------       ----       ----      ----

Per Share Operating Performance
 Net Asset Value, Beginning of Period.......................      $9.040     $10.830      $9.930      $14.380    $17.560   $27.910
                                                                  ------     -------      ------      -------    -------   -------
 Net Investment Income......................................       0.105       0.075       0.219        0.280      0.316     0.328
 Net Realized and Unrealized Gain (Loss) on Investments.....       2.232(3)   (0.670)(3)   4.513(3)     3.295(3)  10.372(3) (1.986)
                                                                  ------     -------      ------      -------    -------   -------
     Total from Investment Operations.......................       2.337      (0.595)      4.732        3.575     10.688    (1.658)
                                                                  ------     -------      ------      -------    -------   -------
 Less Distributions:
     Dividends from Net Investment Income...................      (0.103)     (0.130)     (0.219)      (0.274)    (0.310)   (0.320)
     Distributions from Net Realized Gain on
       Investments Sold.....................................      (0.444)     (0.175)     (0.063)      (0.121)    (0.028)   (1.962)
                                                                  ------      ------      ------       ------     ------    ------
     Total Distributions....................................      (0.547)     (0.305)     (0.282)      (0.395)    (0.338)   (2.282)
                                                                  ------      ------      ------       ------     ------    ------
 Net Asset Value, End of Period.............................     $10.830      $9.930     $14.380      $17.560    $27.910   $23.970
                                                                 =======      ======     =======      =======    =======   =======
 Per Share Market Value, End of Period......................     $10.625      $9.625     $13.750      $16.375    $30.250   $22.375
 Total Investment Return at Market Value....................      42.98%      (6.53%)(4)  45.66%       21.96%     91.59%   (18.37%)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted)...................     $43,145     $39,548     $57,297     $69,980    $111,266  $95,568
 Ratio of Expenses to Average Net Assets....................       1.46%       1.46%(5)    1.31%       1.13%       1.06%    0.97%
 Ratio of Net Investment Income to Average Net Assets.......       1.01%       1.35%(5)    1.73%       1.79%       1.45%    1.22%
 Portfolio Turnover Rate....................................         23%          7%         14%         13%         16%       9%

(1) All per share amounts and net asset values have been restated to reflect the 2-for-1 stock split effective November 30, 1995.
(2) Effective October 24, 1994, the fiscal period end changed from June 30 to December 31.
(3) Net of federal income taxes of $0.26 for June 30, 1994, $0.215 for December 31, 1994, $0.35 for December 31, 1995, $0.48 for December 31, 1996 and
    $0.64 for December 31, 1997 on net long-term capital gains retained by the Fund.
(4) Not annualized.
(5) Annualized.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, distributions and gains (losses) of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  The Southeastern Thrift and Bank Fund, Inc.

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on December 31, 1998. It's divided into two main categories: common stocks and short-term investments. The stocks are further broken down by location. Under each location is a list of the stocks owned by the Fund.

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES    VALUE
-------------------                                 ----------------    -----

COMMON STOCKS
Banks, Savings and Loans - Southeastern (by state)
Alabama (15.70%)
 Colonial BancGroup, Inc. ....................         185,112      $2,221,344
 Compass Bancshares, Inc. ....................          44,650       1,699,491
 First Southern Bancshares....................          50,917         716,020
 Peoples Banctrust Co., Inc. .................          44,000         935,000
 Regions Financial Corp. .....................         106,272       4,284,090
 Security Federal Bancorp., Inc. .............          33,600         604,800
 Southern Banc Co., Inc. .....................          32,900         396,856
 SouthTrust Corp. ............................         112,395       4,151,590
                                                                   -----------
                                                                    15,009,191
                                                                   -----------
Florida (5.04%)
 American Bancshares, Inc.*...................          44,000         379,500
 BankUnited Financial Corp. (Class A) * ......          14,000         112,000
 Commercial Bankshares, Inc...................          25,908         595,884
 Community Savings Bankshares, Inc. ..........          74,518         801,068
 Gateway America Bank* (r)....................         100,000         400,000
 Pointe Financial Corp.* .....................          30,000         309,375
 Republic Security Financial Corp.............          80,910         981,034
 Seacoast Banking Corp. (Class A).............          43,500       1,234,312
                                                                   -----------
                                                                     4,813,173
                                                                   -----------
Georgia (7.68%)
 ABC Bancorp. ................................          17,500         220,938
 CCF Holding Co. .............................          32,770         479,261
 Eagle Bancshares, Inc. ......................          48,000         882,000
 First Liberty Financial Corp. ...............         102,975       2,162,475
 Flag Financial Corp. ........................         101,250       1,164,375
 Premier Bancshares, Inc......................          92,900       2,432,819
                                                                   -----------
                                                                     7,341,868
                                                                   -----------


                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES    VALUE
-------------------                                 ----------------    -----

Louisiana (2.64%)
 ISB Financial Corp. .........................          22,000        $486,750
 Teche Holding Co. ...........................          25,000         384,375
 Whitney Holding Corp. .......................          44,000       1,650,000
                                                                   -----------
                                                                     2,521,125
                                                                   -----------
Mississippi (4.89%)
 BancorpSouth, Inc. ..........................          64,400       1,163,225
 Hancock Holding Co. .........................          19,665         894,757
 Lamar Capital Corp.  ........................          38,500         385,000
 People Holding Co. (The).....................          23,400         756,113
 Trustmark Corp. .............................          65,000       1,470,625
                                                                   -----------
                                                                     4,669,720
                                                                   -----------
North Carolina (24.08%)
 BankAmerica Corp. ...........................          38,874       2,337,299
 BB&T Corp. ..................................         110,120       4,439,212
 CCB Financial Corp. .........................          84,714       4,828,698
 Centura Banks, Inc.  ........................          50,587       3,762,408
 First Citizens BancShares, Inc. (Class A)....          17,556       1,580,040
 First Savings Bancorp., Inc. ................           9,910         220,498
 First Union Corp.............................          37,822       2,300,050
 FNB Financial Service Corp. .................          21,250         355,938
 Haywood Bancshares, Inc. ....................          53,400         834,375
 LSB Bancshares, Inc.  .......................          37,752         726,726
 Mutual Community Savings Bank* ..............          17,070         243,248
 Piedmont Bancorp., Inc. .....................          19,000         171,000
 Rowan Bankcorp, Inc.*  ......................          15,000         330,000
 South Street Financial Corp. ................          40,000         315,000
 Stone Street Bancorp., Inc...................          40,000         570,000
                                                                   -----------
                                                                    23,014,492
                                                                   -----------
South Carolina (2.80%)
 Carolina First Corp. ........................          15,593         394,698
 First Financial Holdings, Inc. ..............         103,500       1,966,500
 Heritage Bancorp., Inc.* ....................           2,172          45,612
 Plantation Financial Corp....................          20,000         270,000
                                                                   -----------
                                                                     2,676,810
                                                                   -----------
Tennessee (8.53%)
 First American Corp. ........................          74,358       3,299,636
 First Tennessee National Corp. ..............          90,480       3,443,895
 Union Planters Corp. ........................          31,079       1,408,267
                                                                   -----------
                                                                     8,151,798
                                                                   -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  The Southeastern Thrift and Bank Fund, Inc.


                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES    VALUE
-------------------                                 ----------------    -----

Virginia (9.13%)
 Commonwealth Bankshares, Inc.*...............          24,269        $370,102
 Community Bankshares, Inc. ..................           1,500          39,000
 Crestar Financial Corp. .....................          30,669       2,208,168
 F & M National Corp.  .......................          22,625         677,336
 First Virginia Banks, Inc. ..................          34,975       1,643,825
 Guaranty Financial Corp. ....................          20,000         262,500
 Heritage Bancorp., Inc.  ....................          15,000          56,250
 MainStreet BankGroup, Inc. ..................          50,600       2,349,737
 Marathon Financial Corp.  ...................          10,000          75,000
 Rockingham Heritage Bank*  ..................          28,000         336,000
 Salem Bank & Trust   ........................          23,394         397,698
 Security Bank Corp.* ........................          11,000         173,250
 Shore Financial Corp.*.......................          12,250         136,281
                                                                   -----------
                                                                     8,725,147
                                                                   -----------
                      TOTAL BANKS, SAVINGS AND
                          LOANS - SOUTHEASTERN         (80.49%)     76,923,324
                                                      ---------    -----------

ISSUER, DESCRIPTION, STATE
--------------------------
Banks and Thrifts - Other Regions (15.30%)
 Associated Banc-Corp. (WI)...................          16,250         555,547
 Banc One Corp. (OH)..........................           6,186         315,873
 Bank of the Ozarks, Inc. (AR)................          24,250         554,719
 CB Bancshares, Inc. (HI).....................          11,477         355,070
 Century Bancshares, Inc.* (MD)...............          10,500          70,875
 Cullen/Frost Bankers, Inc. (TX)..............          54,650       2,998,919
 Equitable Federal Savings Bank* (MD).........          34,000         709,750
 Local Financial Corp.* (OK)..................          90,000         810,000
 Mercantile Bancorp., Inc. (MO)...............          18,617         858,709
 Mercantile Bankshares Corp. (MD).............          34,500       1,328,250
 National City Corp. (OH).....................           2,750         199,375
 North Central Bancshares, Inc. (IA)..........          19,500         329,063
 One Valley Bancorp., Inc. (WV)...............          31,300       1,028,987
 Prosperity Banchares, Inc. (TX)..............          31,250         386,719
 Provident Financial Group, Inc. (OH).........          22,500         849,375
 Riggs National Corp. (DC)....................          11,500         234,313
 SFC Acquisition Corp.* (AR) (r)..............          50,000         500,000
 Simmons First National Corp.
 (Class A) (AR)...............................          30,000       1,113,750
 Summit Bancshares, Inc. (TX).................          59,500       1,100,750
 Texas Regional Bancshares, Inc.
 (Class A) (TX)...............................          12,750         319,547
                                                                    ----------
                               TOTAL BANKS AND
                       THRIFTS - OTHER REGIONS         (15.30%)     14,619,591
                                                      ---------     ----------


                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES    VALUE
-------------------                                 ----------------    -----

Other (3.87%)
 Household International, Inc. ...............          22,500        $891,562
 Interstate/Johnson Lane, Inc. ...............          17,200         538,575
 Raymond James Financial, Inc. ...............         101,225       2,138,378
 Willis Lease Finance Corp.* .................           8,500         133,875
                                                                    ----------
                                                                     3,702,390
                                                                    ----------
                           TOTAL COMMON STOCKS
                            (Cost $38,700,039)         (99.66%)     95,245,305
                                                      --------      ----------

                                          INTEREST      PAR VALUE
                                            RATE      (000s OMITTED)

SHORT-TERM INVESTMENTS
Cash Equivalents
 Deposits in Mutual Banks........                        $28            27,756
                                                                      --------
Joint Repurchase Agreement
 Investment in a joint repurchase
  agreement transaction with
  SBC Warburg, Inc. -- Dated 12-31-98,
  due 01-04-99 (Secured by U.S.
  Treasury Bonds, 7.50% and 11.75%,
  due 02-15-10 and 11-15-16)
  - Note A .......................         4.750%        798           798,000
                                                                      --------
                     TOTAL SHORT-TERM INVESTMENTS     (0.87%)          825,756
                                                     --------         --------

                                TOTAL INVESTMENTS   (100.53%)       96,071,061
                                                    ---------       ----------

                OTHER ASSETS AND LIABILITIES, NET     (0.53%)         (503,353)
                                                    ---------       -----------

                                 TOTAL NET ASSETS  (100.00%)        $95,567,708
                                                   =========        ===========

       * Non-income producing security.
     (r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on each restricted security is as follows:

                                                  MARKET
                                                 VALUE AS A      MARKET
                                                 PERCENTAGE      VALUE
                      ACQUISITION  ACQUISITION   OF FUND'S       AS OF
                         DATE         COST       NET ASSETS   DECEMBER 31, 1998
                         ----         ----       ----------   -----------------

Gateway America Bank   05-11-98    $100,000         0.42%         $400,000
SFC Acquisition Corp.  03-30-98     500,000         0.52           500,000

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

========================NOTES TO FINANCIAL STATEMENTS===========================

                  The Southeastern Thrift and Bank Fund, Inc.

NOTE A -
The Southeastern Thrift and Bank Fund, Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. The Fund's primary investment objective is long-term capital appreciation. Its secondary investment objective is current income.


ACCOUNTING POLICIES
    Significant  accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Investments in listed securities are valued at the last sales price on the exchange on which such securities are primarily traded. Listed securities for which no sales are reported and securities traded in the over-the-counter market are valued at the average of the most recent bid and asked prices. Investment securities for which no current market quotations are available are valued at fair market value as determined in good faith under the direction of the Fund's Board of Directors. Short-term investments which mature in less than 61 days when acquired by the Fund are valued at amortized cost. Short-term investments which mature in more than 60 days are valued at current market value until the sixtieth day prior to maturity at which time they are valued at amortized cost.

         Effective June 1,1998, the Fund determines the net asset value of the shares each business day.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded using specific lot basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS Net investment income distributions are generally distributed semiannually and capital gains distributions are generally distributed annually. Both are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through December 31, 1998, which has no effect on the Fund's net assets, net investment income or net realized gains.

The Fund has the option and has chosen to retain and pay the applicable federal income tax on $7,341,091 of its net long-term capital gains of the fiscal period ended December 31, 1997.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.


NOTE B -
INVESTMENT ADVISORY AND ADMINISTRATION FEES AND
TRANSACTIONS  WITH AFFILIATES

The Adviser is the Fund's investment adviser and administrator in accordance with the agreements described below.

         The Fund operates under an investment advisory agreement which calls for the Adviser to furnish office space, furnishings and equipment and to provide the services of persons to manage the investment and reinvestment of the Fund's assets and to continuously review, supervise and administer the Fund's investment program. In return, the Fund has agreed to pay the Adviser a monthly advisory fee at an annual rate of 0.65% of the Fund's average net assets, or a flat annual fee of $50,000, whichever is higher. In addition, if total Fund expenses exceed 2% of the Fund's average net assets in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

========================NOTES TO FINANCIAL STATEMENTS===========================

                  The Southeastern Thrift and Bank Fund, Inc.

         The Fund has also entered into an administration agreement with the Adviser pursuant to which the Adviser provides certain administrative services required by the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.15% of the Fund's average net assets, or a flat annual fee of $22,000, whichever is higher.

         The Fund does not pay remuneration to its officers nor to any director who may be employed by an affiliate of the Fund. Certain officers of the Fund are officers of the Adviser.


NOTE C -
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1998, aggregated $8,885,385 and $15,729,284, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended December 31, 1998.

         The cost of investments owned at December 31, 1998 (including deposits in mutual savings banks) for federal income tax purposes was $39,525,795. Gross unrealized appreciation and depreciation of investments aggregated $57,372,058 and $826,792, respectively, resulting in net unrealized appreciation of $56,545,266.

NOTE  D -
SHARES REPURCHASED AND TENDER OFFERS

The Fund from time to time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund's shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.


NOTE E - RECLASSIFICATION  OF CAPITAL ACCOUNTS

During the period ended December 31, 1998, the Fund has reclassified amounts to reflect an increase in accumulated net realized gain on investments of $1,101 and a decrease in net investment income of $1,101. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income in the financial highlights excludes these adjustments.

========================NOTES TO FINANCIAL STATEMENTS===========================

                  The Southeastern Thrift and Bank Fund, Inc.


NOTE F -
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 1998 is set forth below.



                                 BEGINNING     ACQUISITIONS          DISPOSITIONS          ENDING
                                               -----------------------------------
                                   SHARE          SHARE                 SHARE              SHARE    REALIZED  DIVIDEND     ENDING
                                  AMOUNT          AMOUNT      COST      AMOUNT      COST   AMOUNT    GAIN      INCOME      VALUE
                                  ------------------------------------------------------------------------------------------------
Security Federal Bancorp., Inc.   33,600            --         --         --         --    33,600     --      $20,160   $604,800(1)
(1) As of December 31, 1998, no longer an affiliated issuer.

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.

INDEPENDENT  AUDITORS'  REPORT
The Board of Directors  and  Shareholders  of
The Southeastern Thrift and Bank Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Southeastern Thrift and Bank Fund, Inc. (the "Fund") as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for the each of the four years ended December 31, 1998, for the six-month period ended December 31, 1994 and for the year ended June 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 5, 1999

TAX INFORMATION NOTICE (UNAUDITED)
For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 1998.

         100% of the distributions qualify for the dividends received deduction available to corporations.

         The Fund has designated distributions to shareholders of $7,513,445 as a capital gain dividend.

         Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions which are taxable for calendar year 1998.

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.


REPURCHASE AGREEMENTS
A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

         Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and expense of enforcing its rights.


DIVIDEND REINVESTMENT PLAN

The Fund offers its registered stockholders an automatic Dividend Reinvestment Plan (the "Plan") which enables each participating stockholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash reinvested by the Plan Agent in shares of the Fund's Common Stock. However, stockholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying State Street Bank and Trust Company (the "Plan Agent") in writing. Stockholders who do not participate will receive all dividends in cash.

         In the case of stockholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record stockholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

         Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating stockholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating stockholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating stockholder will be charged a pro rata share of brokerage commissions on all open market purchases.

         The shares issued to participating stockholders, including fractional shares, will be held by the Plan Agent in the name of the stockholder. The Plan Agent will confirm each acquisition made for the account of the participating stockholder as soon as practicable after the payment date of the distribution.

         The reinvestment of dividends does not in any way relieve participating stockholders of any federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the NASDAQ National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

         All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.


YEAR  2000  COMPLIANCE
The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the issuers in which the Fund invests, the Fund's operations or financial markets generally.


SHAREHOLDER  COMMUNICATION  AND ASSISTANCE
If you have any questions concerning The Southeastern Thrift and Bank Fund, Inc., we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.

================================================================================


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